SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ]  Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to S 240.14a-11(c) or S 240.14a-12

                                Sun Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]    No fee required
  [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5)  Total fee paid:
--------------------------------------------------------------------------------

 [ ] Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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


April 19, 1999

Dear Fellow Shareholder:

     On behalf of the Board of Directors and management of Sun Bancorp, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Shareholders to be held at 226 Landis Avenue, Vineland, New Jersey, on May 20, 1999, at 3:30 p.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Deloitte & Touche LLP, certified public accountants, will be present to respond to any questions shareholders may have.

     The matters to be considered by shareholders at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING, BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING. YOUR VOTE IS VERY IMPORTANT.

                               Sincerely,


                               /s/Bernard A. Brown
                               Bernard A. Brown
                               Chairman of the Board

--------------------------------------------------------------------------------
                                SUN BANCORP, INC.
                                226 LANDIS AVENUE
                           VINELAND, NEW JERSEY 08360
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be Held on May 20, 1999
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Sun Bancorp, Inc. (the "Company"), will be held at 226 Landis Avenue, Vineland, New Jersey on May 20, 1999, at 3:30 p.m.

The Meeting is for the purpose of considering and acting upon the following matters:

1.   The election of eight directors of the Company;

2. The ratification of the amendment to the Sun Bancorp, Inc. 1997 Stock Option Plan; and

3. Such other matters as may properly come before the meeting or any adjournments thereof.

The Board of Directors is not aware of any other business to come before the Meeting. Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Shareholders of record at the close of business on April 12, 1999 are the shareholders entitled to vote at the Meeting and any adjournments thereof.

EACH SHAREHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       /s/Sidney R. Brown
                                       Sidney R. Brown
                                       Secretary
Vineland, New Jersey
April 19, 1999

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                                SUN BANCORP, INC.
                                226 LANDIS AVENUE
                           VINELAND, NEW JERSEY 08360
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 20, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sun Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Shareholders of the Company which will be held at 226 Landis Avenue, Vineland, New Jersey, on May 20, 1999, 3:30 p.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Shareholders, form of proxy, Annual Report and this Proxy Statement are being first mailed to the Company's shareholders entitled to notice of and to vote at the Meeting, on or about April 19, 1999. The Annual Report does not constitute "soliciting material" and is not to be deemed "filed" with the Securities and Exchange Commission (the "Commission").

     At the Meeting, shareholders will consider and vote upon (i) the election of eight directors, (ii) the ratification of the amendment to the Sun Bancorp, Inc. 1997 Stock Option Plan (the "1997 Stock Option Plan"), and (iii) such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

     Shareholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a shareholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominees for directors set forth below and "FOR" the other listed proposal. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     Shareholders of record as of the close of business on April 12, 1999 (the "Record Date") are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 7,229,717 shares of Common Stock issued and outstanding.

     The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. For purposes of determining the votes cast with respect to any matter presented for consideration at the Meeting only those votes cast "FOR" or "AGAINST" are included. Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present, except as otherwise noted below. In the event there are not sufficient votes for a quorum or to ratify or adopt any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, the proxy card being provided by the Board of Directors enables a shareholder to vote for the election of the nominees proposed by the Board of Directors, or to withhold authority to vote for the nominees being proposed. Under the Company's bylaws, directors are elected by a plurality of votes cast, without respect to either (i) Broker Non-votes (shares for which a broker indicates on the proxy that it does not have discretionary authority to vote on a matter) or (ii) proxies as to which authority to vote for the nominee being proposed is withheld.

     Concerning all other matters that may properly come before the Meeting, including the ratification of the amendment to the Sun Bancorp, Inc. 1997 Stock Option Plan, by checking the appropriate box, a shareholder may; (i) vote "FOR" the item, or (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" with respect to the item. Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

Security Ownership of Certain Beneficial Owners

     Persons and groups owning in excess of 5% of the outstanding shares of Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                            Percent of Shares of
                                      Amount and Nature of      Common Stock
Name and Address of Beneficial Owner  Beneficial Ownership      Outstanding
------------------------------------  --------------------      -----------

Bernard A. Brown
71 West Park Avenue
Vineland, New Jersey 08360               2,361,866(1)              30.04%


--------------------
(1) Includes shares of Common Stock held directly as well as by spouse or minor children, in trust and other indirect ownership, over which shares the individual effectively exercise sole voting and investment power, unless otherwise indicated. Includes 633,421 shares of Common Stock that can be acquired pursuant to options that are exercisable within 60 days of the Record Date. See "Director and Executive Officer Compensation."

--------------------------------------------------------------------------------
             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
--------------------------------------------------------------------------------

     Officers and employees of the Company have an interest in certain matters being presented for shareholder ratification. Upon shareholder ratification of Proposal II, employees, officers and directors of the Company may be granted stock options or may exercise stock options already granted pursuant to the amendment to the 1997 Stock Option Plan. The ratification of the amendment to the 1997 Stock Option Plan is being presented as "Proposal II - Ratification of the amendment to the 1997 Stock Option Plan." See "Proposal I - Election of Directors" for information regarding the voting control of shares of Common Stock held by executive officers and directors of the Company.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

General Information and Nominees

     The entire Board of Directors is to be elected at the Meeting, each to serve until the next Annual Meeting of Shareholders and until his or her successor has been duly elected and qualified.

     Directors of the Company will be elected by a plurality of the votes cast. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any of the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why the nominees might be unavailable to serve.

     The following table sets forth information with respect to the nominees, their name, age, the year they first became a director of the Company, and the number and percentage of shares of the Common Stock beneficially owned as of the Record Date.

                                                                              Shares of
                                                                                Stock         Percent
     Director/Nominee                                           Director     Beneficially       of
    Executive Officer      Age (1)           Position             Since       Owned (2)        Class
    -----------------      -------           --------             -----   ----------------     -----
Bernard A. Brown (3)         74         Chairman of the Board     1985      2,361,866 (4)      30.04%

Ike Brown (3)                44         Director                  1998        144,365           2.00

Jeffrey S. Brown (3)         39         Nominee                    N/A        125,895           1.74

Sidney R. Brown (3)          42         Vice Chairman,            1990        297,721 (5)       4.10
                                        Treasurer, Secretary

Adolph F. Calovi             76         Director                  1985            538            *

Peter Galetto, Jr.           45         Director                  1990        150,321           2.08

Philip W. Koebig, III        56         Director, President and   1995        289,461 (6)       3.91
                                        Chief Executive Officer

Anne E. Koons (3)            46         Director                  1990        187,613           2.60

All directors, nominees and executive officers of the                       3,647,251 (7)       44.78
Company as a group (12 persons)

---------------------------------
*    Less than 1%.
(1)  At December 31, 1998.
(2) Includes shares held directly by the individual as well as by such individual's spouse, shares held in trust and in other forms of indirect ownership over which shares the individual effectively exercises sole voting and investment power.
(3) Ike Brown, Sidney R. Brown, Anne E. Koons and Jeffrey S. Brown are the children of Bernard A. Brown.
(4) Includes 633,421 shares of Common Stock that may be acquired pursuant to options that may be exercised within 60 days of the Record Date.
(5) Includes 29,531 shares of Common Stock that may be acquired pursuant to options that may be exercised within 60 days of the Record Date.
(6) Includes 170,610 shares of Common Stock that may be acquired pursuant to options that may be exercised within 60 days of the Record Date.
(7) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes 915,005 options that may be exercised within 60 days of the Record Date to purchase shares of Common Stock. See "Director and Executive Officer Compensation."


Biographical Information

         Directors and Executive Officers of the Company. The principal occupation of each director, nominee and executive officer of the Company is set forth below. All directors, nominees and executive officers have held their present positions for five years unless otherwise stated.

     Bernard A. Brown has been the Chairman of the Board of Directors of the Company since its inception in January 1985. Mr. Brown is also the Chairman of the Board of Directors of Sun National Bank ("Sun") and Sun National Bank, Delaware ("Sun Delaware"), wholly owned subsidiaries of the Company. For many years, Mr. Brown has been the Chairman of the Board of Directors and President of NFI Industries, Inc., a trucking conglomerate headquartered in Vineland, New Jersey.

     Ike Brown has been a director of the Company since March 1998. He is also a director of Sun Delaware. Mr. Brown is the President of National Freight, Inc. a privately-held, nation-wide transportation company. He is Vice Chairman and director of NFI Industries, Inc. and also one of the general partners of The Four B's, a partnership which has extensive real estate holdings in the Eastern United States. Its primary objective is investing in, and the consequent development of, commercial real estate, leasing and/or sale. Mr. Brown is currently an officer and director of several other corporations and partnerships in the transportation, equipment leasing, insurance, warehousing and real estate industries.

     Jeffrey S. Brown has been nominated to serve as a director of the Company. He is an officer and director of NFI Industries, Inc. and also one of the general partners of The Four B's, a partnership which has extensive real estate holdings in the Eastern United States. Its primary objective is investing in, and the consequent development of, commercial real estate, leasing and/or sale. Mr. Brown is currently an officer and director of several other corporations and partnerships in the transportation, equipment leasing, insurance, warehousing and real estate industries.

     Sidney R. Brown has been the Treasurer and a director of the Company since April 1990. In March 1997, Mr. Brown became secretary of the Company, and in March 1998 he became the Vice Chairman of the Board of Directors of the Company. Mr. Brown is also a director of Sun Delaware. Mr. Brown is the chief executive officer of NFI Industries, Inc., and one of the general partners of The Four B's, a partnership which has extensive real estate holdings in the Eastern United States. Its primary objective is investing in and consequent development of commercial real estate, leasing and/or sale. Mr. Brown is currently an officer and director of several other corporations and partnerships in the transportation, equipment leasing, insurance, warehousing and real estate industries.

     Adolph F. Calovi has been a director of the Company since its inception in January 1985 and from 1985 to January 1999 was its President and Chief Executive Officer. Mr. Calovi is a director of Sun and Sun Delaware. From 1985 to 1994, he was President and Chief Executive Officer of Sun.

     Peter Galetto, Jr. has been a director of the Company since April 1990. Mr. Galetto also served as secretary of the Company from April 1990 to March 1997. He is also a director of Sun Delaware. Mr. Galetto is the President/Sales for Stanker & Galetto, Inc., an industrial and building contractor located in Vineland, New Jersey. He is also the President of the Cumberland Technology Enterprise Center, a small business incubator. Mr. Galetto has been the Secretary/Treasurer of Trimark Building Contractors. He is also an officer and director of several other corporations and organizations.

     Philip W. Koebig III has been the President and Chief Executive Officer of the Company since January 1999 and was the Executive Vice President of the Company from 1994 to 1999. He has been a director of the Company since 1995. Mr. Koebig has also been a director, President and Chief Executive Officer of Sun since January 1995. He is also Vice Chairman of the Board of Directors of Sun Delaware. From 1990 to 1994, Mr. Koebig had been President and Chief Executive Officer of Covenant Bank for Savings, Haddonfield, New Jersey. He also serves on the Board of Directors of numerous charitable organizations and corporations.

     Anne E. Koons has been a director of the Company since April 1990. Ms. Koons is a real estate agent with Prudential Fox & Roach. Ms. Koons is also a Commissioner of the Camden County Improvement Authority and a member of the Cooper Medical Center's Foundation Board. She is also a director of Sun Delaware.

     Robert F. Mack has been with the Company since 1992 and serves as its Executive Vice President and Chief Financial Officer. Mr. Mack has twenty-six years of extensive banking experience and has worked for several commercial banks in New Jersey.

     James S. Killough joined the Company in February 1997 and serves as Executive Vice President of Administration, Operations and Retail Banking. Before joining the Company, Mr. Killough was president and chief professional officer for the United Way of Camden County, New Jersey for two years. Prior to that, Mr. Killough was executive vice president for Central Jersey Bank and Trust and Midlantic National Bank/South.

     Additional Executive Officers of Sun. Set forth below is biographical information of certain executive officers of Sun who are not also executive officers of the Company.

     Bart A. Speziali has been with Sun since 1992 and is the Executive Vice President and Senior Lending Officer. Mr. Speziali has over twenty years of banking experience in southern New Jersey.

     Harry G. Miller joined Sun in December 1997 as its Executive Vice President of Business Development. Prior to joining the Company, Mr. Miller was Executive Vice President for Collective Bank with an extensive background in marketing, advertising, investor relations and cash management. Mr. Miller has over 30 years experience in the banking and financial services industries.

Meetings and Committees of the Board of Directors

     The Company is governed by a Board of Directors and various committees of the Board which meet regularly throughout the year. During the fiscal year ended December 31, 1998, the Board of Directors held seven regular meetings and seven special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees during the time such director served during the year ended December 31, 1998.

     The Nominating Committee is a committee and consists of the board of directors of the Company. The Committee met once during the year ended December 31, 1998. The Nominating Committee is not required to consider nominees recommended by shareholders.

     The Audit Committee is a committee and consists of Directors Calovi, Galetto, and Koons. The Audit Committee is responsible for recommending the appointment of the Company's independent public accountants and meeting with such accountants with respect to the scope and review of the annual audit. Additional responsibilities of the Audit Committee are to ensure that the Board of Directors receives objective information regarding policies, procedures and activities of the Company with respect to auditing, accounting, internal accounting controls, financial reporting, regulatory matters and such other activities of the Company as may be directed by the Board of Directors. The Audit Committee met once during the year ended December 31, 1998.

     The Personnel Committee is a committee and consists of Directors Koons, Sidney Brown and Koebig. The Personnel Committee met once during the year ended December 31, 1998.
--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Directors' Compensation

     Each member of the Board of Directors, except for the chairman and employee directors, received a fee of $300 for each meeting attended for the year ended December 31, 1998. Directors who are executive officers do not receive any fees for their services as Directors. For the year ended December 31, 1998, directors fees totaled $38,700, all of which was paid in shares of Common Stock.

Executive Compensation

     At December 31, 1998, the Company had no full time employees, relying upon employees of Sun for the limited services required by the Company. All compensation paid to officers and employees was paid by Sun.

Personnel Committee Report on Executive Compensation

     The Personnel Committee (the "Committee") has furnished the following report on executive compensation:

     Under the supervision of the Board of Directors, the Company has developed and implemented compensation policies, plans and programs which seek to enhance the profitability of the Company, and thus shareholder value, by aligning closely the financial interests of the Company's employees, including its Chief Executive officer ("CEO"), Chairman of the Board and the Company's other senior management, with those of its shareholders. With regard to compensation actions affecting the CEO, the Executive Committee of the Board of Directors, consisting of the members of the Personnel Committee, as well as all of the non-employee members of the Board of Directors, acted as the approving body.

     The executive compensation program of the Company is designed to:

          o    Support  a   pay-for-performance   policy   that   differentiates
               compensation based on corporate and individual performance;

          o Motivate employees to assume increased responsibility and reward them for their achievement;

          o Provide compensation opportunities that are comparable to those offered by other leading companies, allowing the Company to compete for and retain top quality, dedicated executives who are critical to the Company's long-term success; and

          o Align the interests of executives with the long-term interests of shareholders through award opportunities that can result in ownership of Common Stock.

     At present,  the  executive  compensation  program is  comprised of salary, annual cash incentive opportunities, long-term incentive opportunities in the form of stock options, and miscellaneous benefits typically  offered to  executives  in  comparable  corporations.  The  Committee considers the total compensation (earned or potentially available) in establishing each element of compensation so that total compensation paid is competitive with the market place, based on an independent consultant's survey of salary competitiveness of other financial institutions. The Committee intends to be advised periodically by independent compensation consultants concerning salary competitiveness.

     As an executive's level of responsibility increases, a greater portion of his or her potential total compensation opportunity is based on Company performance incentives rather than on salary. Reliance on Company performance causes greater variability in the individual's total compensation from year to year. By varying annual and long-term compensation and basing both on corporate performance, the Company believes executive officers are encouraged to continue focusing on building profitability and shareholder value. The mix of annual and long-term compensation was set subjectively. In determining the mix, the Committee balanced rewards for past performance with incentives for future performance, and took into account such factors as overall risk of the pay package and award sizes in prior years.

     Base Salary. Annual base salaries for all executive officers are generally set somewhat below competitive levels so that the Company relies to a large degree on annual and longer term incentive compensation to attract and retain corporate officers and other employees and to motivate them to perform to the full extent of their abilities. Effective January 1, 1999, the Board of Directors, acting on the recommendation of the Committee, increased the base salary paid to executive officers. The increase reflected consideration of competitive data provided by an independent consulting firm, the Committee's and the Board's assessment of the executive officer's performance, over the previous year and recognition of the improvement in performance by the Company during 1998 as compared with the Company's goals included in its business plan.

     Long-Term Incentive Compensation. The long-term incentive compensation consists of stock option awards. The Committee believes that issuing stock options to executives benefits the Company's shareholders by encouraging and enabling executives to own stock of the Company, thus aligning executive pay with shareholder interests.

     1998 Compensation for the CEO. Mr. Calovi was President and Chief Executive Officer of the Company from its inception in 1985 to January 1999, and he continues to be a director of the Company. Mr. Calovi's salary for 1998 of $131,000 was fixed in his employment agreement and was based upon his prior years of service to the Bank and the Company. Mr. Calovi's actual compensation for fiscal 1998 of $136,039 was due to the number of pay periods during 1998. See "- Employment Agreement."

Stock Performance Graph

     Set forth below is a stock performance graph comparing the cumulative total shareholder return on the Common Stock with (a) the cumulative total shareholder return on stocks included in the Nasdaq Stock Market index and (b) the cumulative total shareholder return on stocks included in the Nasdaq Bank index, as prepared for Nasdaq by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 as of August 29, 1996 (the date the Common Stock began trading on the Nasdaq Stock Market). The cumulative total returns for the Nasdaq Stock Market index and the Nasdaq Bank index are computed assuming the reinvestment of dividends. In the graph below, the periods compared were August 29, 1996 and the Company's fiscal years ended December 31, 1996, 1997 and 1998.

     There can be no assurance that the Company's future stock performance will be the same or similar to the historical stock performance shown in the graph below. The Company neither makes nor endorses any predictions as to stock performance.

[GRAPHIC OMITTED]

================================================================================
                           8/29/96      12/31/96      12/31/97      12/31/98
                           -------      --------      --------      --------
CRSP Nasdaq U.S. Index      $100          $113          $138          $195
CRSP Nasdaq Bank Index       100           120           201           200
Sun Bancorp, Inc.            100            98           160           214
================================================================================

--------------------
(1) The cumulative total return for Sun Bancorp, Inc. reflects 5% stock dividends paid on October 30, 1996, June 25, 1997 and May 26, 1998 and 50% stock dividends paid in September 1997 and March 1998 and has been calculated based on the historical closing prices of $22.50 on August 29, 1996 (the first day of trading on the Nasdaq Stock Market), $21.00 on December 31, 1996, $21.83 on December 31, 1997 and $18.50 on
         December 31, 1998.

     The information set forth above under the subheadings "Compensation Committee Report on Executive Compensation" and "Stock Performance Graph" (i) shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulation 14A or the liabilities of Section 18 of the Exchange Act, and (ii) notwithstanding anything to the contrary that may be contained in any filing by the Company under such Act or the Securities Act of 1933, as amended ("Securities Act"), shall not be deemed to be incorporated by reference in any such filing.

     Summary Compensation Table. The following table sets forth compensation awarded to the Chief Executive Officer and the four highest compensated executive officers of the Company who, for the year ended December 31, 1998, received total salary and bonus payments from the Company in excess of $100,000.

                                                                               Long Term
                                                                             Compensation
                                              Annual Compensation               Awards
                                              -------------------               ------
                                                                              Securities
            Name and                                                          Underlying         All Other
       Principal Position               Year       Salary        Bonus        Options(#)       Compensation
       ------------------               ----       ------        -----        ----------       ------------
Adolph F. Calovi (1)                    1998      $136,039      $    --             --         $     --
President and Chief                     1997       131,000           --             --               --
Executive Officer                       1996       131,000           --             --               --


Philip W. Koebig III                    1998       257,692       60,000          5,040           13,286 (2)
Executive Vice                          1997       199,039           --         23,625           11,658
President                               1996       174,044       22,500         26,047           10,583

James S. Killough                       1998       144,808       15,000             --               --
Executive Vice President                1997       105,769           --         29,532               --
of the Company

Harry G. Miller                         1998       145,385           --             --               --
Executive Vice President                1997       105,769           --         15,750               --
of Sun

Bart A. Speziali                        1998       124,165       15,000             --               --
Executive Vice President                1997       106,704           --          4,725               --
of Sun                                  1996        97,692        6,000          5,209               --

--------------------
(1) Mr. Calovi retired as President and CEO on January 19, 1999. Mr. Calovi remains as a director and employee of the Company. Mr. Calovi's employment agreement was extended for one year in January 1999.
(2) For Mr. Koebig, all other compensation constitutes life and disability insurance premiums of $9,226, and country club dues of $4,060 for 1998. Mr. Koebig became President and CEO of the Company on January 19, 1999.


     Stock Option Plans. The Company has adopted the 1985 Stock Option Plan, the 1995 Stock Option Plan and the 1997 Stock Option Plan (the "Option Plans"). Officers, directors and employees are eligible to receive, at no cost to them, options under the Option Plans. Options granted under the Option Plans may be either incentive stock options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions pursuant to Section 422 of the Internal Revenue Code and that do not normally result in tax deductions to the Company) or options that do not so qualify. The option price may not be less than 100% of the fair market value of the shares on the date of the grant. Option shares may be paid in cash, shares of the common stock, or a combination of both. Incentive options are exercisable for a period of ten years. Non-qualified stock options are exercisable for a period of ten years and ten days.

     The following tables set forth additional information concerning options granted under the Option Plans.

                                                 Option Grants in Last Fiscal Year(1)
                                                 ------------------------------------
                                                                                                       Potential Realizable Value
                                                                                                        at Assumed Annual Rates
                                                                                                            of Stock Price
                                                                                                           Appreciation for
                                                          Individual Grants                                   Option Term
                                   ------------------------------------------------------------------   -----------------------
                                                          Percent of Total
                                                           Options Granted      Exercise
                                      Number of            to Employees in       Price     Expiration
             Name                  Options Granted           Fiscal Year       ($/Share)      Date        5% ($)       10% ($)
             ----                  ---------------           -----------       ---------      ----        ------       -------
Philip W. Koebig, III                   5,040                   1.71%            $20.64      1/2/08      $169,447      $269,816


                                              Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values
                                              ---------------------------------------------------------------------------------


                                                                                                                  Value of
                                                                              Number of Options             In-the-money Options
                                      Shares Acquired             Value     at Fiscal Year-End(#)           at Fiscal Year-End($)
Name                                  on Exercise (#)          Realized   Exercisable/Unexercisable     Exercisable/Unexercisable(1)
----                                  ---------------          --------   -------------------------     ----------------------------
Philip W. Koebig III                               --           $    --        170,610/14,333               $2,172,326/$106,081

James S. Killough                                  --                --         14,765/14,766                   145,613/145,622

Harry G. Miller                                    --                --           7,875/7,875                     20,633/20,633

Bart A. Speziali                                   --                --          20,838/2,363                    272,510/21,220

-------------------
(1) Based upon the difference between the option exercise price and the market price of stock of $18.50 per share as of December 31, 1998.

     Employment Agreement. The Company had an employment agreement, dated January 2, 1995, with Adolph F. Calovi, its former President and CEO. Under the terms of the agreement, Mr. Calovi received an annual salary of $131,000 for each of the four years of the agreement. In addition, he received all benefits offered officers of the Company and had the use of a Company-owned automobile. In January 1999, Mr. Calovi's agreement expired and was extended for a one-year period. He no longer serves as the Company's President and CEO.

--------------------------------------------------------------------------------
          ADDITIONAL INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Compensation Committee Interlocks and Insider Participation

     The Personnel Committee of the Company during the year ended December 31, 1998 consisted of Anne E. Koons, Sidney R. Brown and Philip W. Koebig III. All are members of the Board of Directors of the Company. Mr. Koebig is also a Director and Officer of Sun and did not participate in matters involving his personal compensation. No member of the Committee is, or was during 1998, an executive officer of another company whose board of directors has a comparable committee on which one of the Company's executive officers serves. None of the executive officers of the Company is, or was during 1998, a member of a comparable compensation committee of a company of which any of the directors of the Company is an executive officer.

Certain Relationships and Related Transactions

     Bernard A. Brown, the Chairman of the Board of Directors of the Company, Sun and Sun Delaware, is an owner of Vineland Construction Company. The Company and Sun lease office space in Vineland, New Jersey from Vineland Construction Company. The Company believes that the transactions with Vineland Construction Company are on terms substantially the same, or at least as favorable to Sun, as those that would be provided by a non-affiliate. The Company paid $594,752 to Vineland Construction during the year ended December 31, 1998. Sun is also party to a lease agreement for an office building with a partnership comprised of directors and shareholders of the Company and Sun. The Company believes that the lease is on terms substantially the same, or at least as favorable to Sun, as those that would be provided by a non-affiliate. The Company paid $96,000 in annual rent under this lease agreement during the year ended December 31, 1998.

     Sun and Sun Delaware have a policy of offering various types of loans to officers, directors and employees of the Bank and of the Company. These loans have been made in the ordinary course of business and on substantially the same terms and conditions (including interest rates and collateral requirements) as, and following credit underwriting procedures that are not less stringent than, those prevailing at the time for comparable transactions by Sun and Sun Delaware with its other unaffiliated customers and do not involve more than the normal risk of collectibility, nor present other unfavorable features. None of these loans are nonperforming.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock with the Commission and the Nasdaq National Market, and to provide copies of those reports to the Company.

     Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors were complied with during the year ended December 31, 1998.

--------------------------------------------------------------------------------
               PROPOSAL II - RATIFICATION OF THE AMENDMENT TO THE
                             1997 STOCK OPTION PLAN
--------------------------------------------------------------------------------

Amendment Summary

     The Company's Board of Directors has adopted an amendment to the 1997 Stock Option Plan. In accordance with such amendment to the 1997 Stock Option Plan, the total number of shares of Common Stock authorized for issuance under the 1997 Stock Option Plan has been increased from 315,000 shares to 605,115 shares. In addition, the grant of "reload" options has been authorized by such amendment to the 1997 Stock Option Plan. The award of a reload option allows the optionee to receive the grant of an additional stock option in the event that such optionee exercises all or part of an option (an "original option") by surrendering already owned shares of Common Stock in full or partial payment of the option price under such original option. The exercise of an additional option issued in accordance with the "reload" feature will reduce the total number of shares eligible for award under the 1997 Stock Option Plan.

General Plan Description

     The purpose of the 1997 Stock Option Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentives to certain officers and key employees to promote the success of the Company's business. The following summary of the material features of the 1997 Stock Option Plan is qualified in its entirety by reference to the complete provisions of the 1997 Stock Option Plan, attached hereto as Exhibit A.

     The 1997 Stock Option Plan will be administered by the Company's Board of Directors or a committee of not less than two nor more than seven non-employee directors appointed by the Board and serving at the pleasure of the Board (the "Option Committee"). Members of the Option Committee shall be deemed "Non-Employee Directors" within the meaning of Rule 16b-3 pursuant to the Exchange Act. The Option Committee shall select those individuals to whom options are to be granted, the number of options to be granted, whether the option shall be an incentive stock option or a nonqualified stock option, etc. A majority of the members of the Option Committee shall constitute a quorum and the vote or written consent of a majority of the members of the Option Committee shall constitute the action of the Option Committee.

     Employees, officers, directors and advisory directors who are designated by the Option Committee will be eligible to receive, at no cost to them, options under the 1997 Stock Option Plan (the "Optionees"). Options granted under the 1997 Stock Option Plan will constitute either incentive stock options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions pursuant to Section 422 of the Internal Revenue Code ("Code") and that do not normally result in tax deductions to the Company) or nonqualified stock options (options that do not afford recipients favorable tax treatment under Code Section 422). Option shares may be paid for in cash, shares of Common Stock, or a combination of both. The Company will receive no consideration other than the option exercise price per share for Common Stock issued to Optionees upon the exercise of those Options.

     Shares issuable under the 1997 Stock Option Plan may be from authorized but unissued shares or they may be reacquired shares. An Option which expires, becomes unexercisable or is forfeited for any reason prior to its exercise will again be available for issuance under the 1997 Stock Option Plan.

Transferability

     An incentive stock option shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution. A nonqualified stock option, on the other hand, may, with the prior written consent of the Option Committee, be assigned or transferred during the Optionee's lifetime.

Stock Options

     The Option Committee may grant both an incentive stock option and a nonqualified stock option to the same person, or more than one of each type of option to the same person. The option price for both incentive stock options and nonqualified stock options issued under the 1997 Stock Option Plan shall equal at least the fair market value of the Common Stock as of the date of the grant of the option. Fair market value will be determined by the Option Committee in accordance with its interpretation of the requirements of Section 422 of the Code and the regulations thereunder.

     If an Optionee ceases to serve as an employee of the Company for any reason other than disability or death, an exercisable incentive stock option may continue to be exercisable for three months but in no event after the expiration date of the option, except as may otherwise be determined by the Option Committee at the time of the award. Nonqualified stock options expire ten years and ten days after the date they are granted, unless terminated earlier under the option terms. These are determined by the Option Committee, in its sole discretion at the time of grant.

     If an officer or employee owns Common Stock representing more than ten percent of the outstanding Common Stock at the time an incentive stock option is granted, then the exercise price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock at the time the incentive stock option is granted. No more than $100,000 of incentive stock options can become exercisable for the first time in any one year for any one person. The Option Committee may impose additional conditions upon the right of an Optionee to exercise any Option granted hereunder which are not inconsistent with the terms of the 1997 Stock Option Plan or the requirements for qualification as an incentive stock option, if such Option is intended to qualify as an incentive stock option.

     Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Option Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee and the Company under Section 16(b) of the Exchange Act, and regulations promulgated thereunder.

Awards Under the 1997 Stock Option Plan

     The Board or the Option Committee shall, from time to time and in its sole discretion, determine who are the officers, employees, directors and advisory directors of the Company and each present and future subsidiary corporation of the Company eligible to receive options under the 1997 Stock Option Plan, which of these individuals shall in fact be granted an option or options, whether the option shall be an incentive stock option or a nonqualified stock option, the time or times at which the options shall be granted, the rate of option exercisability, and, pursuant to the 1997 Stock Option Plan, the price at which each of the options is exercisable and the duration of the option.

     The table below presents information related to stock option awards made pursuant to the amendment to the 1997 Stock Option Plan to increase the authorized shares under the 1997 Stock Option Plan to 605,115 from 315,000 shares and to include a "reload" feature, subject to shareholder ratification of the amendment. The stock options granted as set forth in the table below vest 50% one year from the date of grant and are 100% vested two years from the date of grant and were granted with a "reload" feature.

                                NEW PLAN BENEFITS
                                -----------------

Name and Position                                      Dollar Value (1)  No. of Options Granted
-----------------                                      ----------------  ----------------------
Bernard A. Brown                                            $  --              10,000
Chairman of the Board(2)

Sidney Brown                                                   --              10,000
Treasurer and Director(2)

Philip W. Koebig, III                                          --              10,000
President and Chief Executive Officer(2)

James S. Killough                                              --               2,500
Executive Vice President

Harry G. Miller                                                --               2,500
Executive Vice President of Sun

Bart A. Speziali                                               --               2,500
Executive Vice President of Sun

Executive Officer Group (6 persons)                            --              22,500

Non-Executive Officer Employee Group (19 persons)              --              35,500

---------------------------
(1) Based upon an average exercise price ($19.02), which equals the fair market value of the Common Stock on the date of grant and the last sale price of the Common Stock at the close of the market as reported on the Nasdaq National Market on April 12, 1999 ($18.00 per share).
(2)      Nominee for director.

Effect of Mergers, Change of Control and Other Adjustments

     Subject to any required action by the shareholders of the Company, within the sole discretion of the Option Committee, the aggregate number of shares of Common Stock for which Options may be granted hereunder or the number of shares of Common Stock represented by each outstanding Option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Company. Subject to any required action by the shareholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Option Committee, in its sole discretion, shall have the power, prior to or subsequent to such action or events, to (i) appropriately adjust the number of shares of Common Stock subject to each Option, the exercise price per share of such Option, and the consideration to be given or received by the Company upon the exercise of any outstanding Options; (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make such other adjustments in connection with the 1997 Stock Option Plan as the Option Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable. However, no action may be taken by the Option Committee which would cause incentive stock options granted pursuant to the 1997 Stock Option Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee. Upon the payment of a special or non-recurring cash dividend that has the effect of a return of capital to the shareholders, the Option exercise price per share shall be adjusted proportionately.

     The Option Committee will at all times have the power to accelerate the exercise date of all Options granted under the 1997 Stock Option Plan. In the case of a Change in Control of the Company as determined by the Option Committee, all outstanding options shall become immediately exercisable. A Change in Control is defined to include (i) the sale of all, or a material portion, of the assets of the Company; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iii) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of Section 13(d) of the Exchange Act and rules and regulations promulgated thereunder) of 25% or more of the outstanding voting securities of the Company by any person, trust, entity, or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a pubic offering of Company stock or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan which is exempt from the approval requirements in effect, or as may hereafter be amended.

     In the event of such a Change in Control, the Option Committee and the Board of Directors will take one or more of the following actions to be effective  as of the date of such  Change  in  Control:  (i)  provide  that such
Options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for incentive stock options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the Securities Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control transaction a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

     The power of the Option Committee to accelerate the exercise of Options and the immediate exercisability of Options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of Options. The power of the Option Committee to make adjustments in connection with the 1997 Stock Option Plan, including adjusting the number of shares subject to Options and canceling Options, prior to or after the occurrence of an extraordinary corporate action, allows the Option Committee to adapt the 1997 Stock Option Plan to operate in changed circumstances, to adjust the 1997 Stock Option Plan to fit a smaller or larger company, and to permit the issuance of Options to new management following such extraordinary corporate action. However, this power of the Option Committee also has an anti-takeover effect, by allowing the Option Committee to adjust the 1997 Stock Option Plan in a manner to allow the present management of the Company to exercise more options and hold more shares of the Company's Common Stock, and to possibly decrease the number of Options available to new management of the Company.

     Although the 1997 Stock Option Plan may have an anti-takeover effect, the Company's Board of Directors did not adopt the 1997 Stock Option Plan specifically for anti-takeover purposes. The 1997 Stock Option Plan could render it more difficult to obtain support for shareholder proposals opposed by the Company's Board and management in that recipients of Options could choose to exercise such Options and thereby increase the number of shares for which they hold voting power. In addition, the exercise of such Options could increase the cost of an acquisition by a potential acquiror.

Amendment and Termination of the 1997 Stock Option Plan

     The Board of Directors may at any time, and from time to time, modify or amend the 1997 Stock Option Plan, or suspend or terminate it, effective as of such date, which date may be either before or after the taking of the action, provided that options granted prior to the actual date on which such action occurred, will not be affected.

Possible Dilutive Effects of the 1997 Stock Option Plan

     To the extent that the Company funds the 1997 Stock Option Plan, in whole or in part, with authorized but unissued shares, the interests of current shareholders will be diluted. If, upon the exercise of all of the additional Options granted under the 1997 Stock Option Plan and the Company delivers newly issued shares of Common Stock (e.g., 290,115 shares of Common Stock), then the dilutive effect to current shareholders would be approximately 3.9%.

Federal Income Tax Consequences

     Under present federal tax laws, awards under the 1997 Stock Option Plan will have the following consequences:

     1. The grant of an Option will not by itself result in the recognition of taxable income to an Optionee nor entitle the Company to a tax deduction at the time of such grant.

     2. The exercise of an Option which is an "incentive stock option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee nor entitle the Company to a deduction at the time of such exercise. However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Optionee. An Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of incentive stock options, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the Option, whichever is later. Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the Option.

     3. The exercise of a nonqualified stock option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the exercise price and the Fair Market Value of the Common Stock acquired pursuant to the Option.

     4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes such ordinary income.

     5.   In  accordance  with Section  162(m) of the Code,  the  Company's  tax deductions for compensation paid to the most highly paid executives named in the Company's Proxy Statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of Options under the 1997 Stock Option Plan to comply with the requirement for an exception to Section 162(m) of the Code applicable to stock option plans so that the Company's deduction for compensation related to the exercise of Options would not be subject to the deduction limitation set forth in
          Section 162(m) of the Code.

Accounting Treatment

     The Company expects to use the "intrinsic value based method" as prescribed by APB Opinion 25. Accordingly, neither the grant nor the exercise of an Option under the 1997 Stock Option Plan currently requires any charge against earnings under generally accepted accounting principles. Common Stock issuable pursuant to outstanding Options which are exercisable under the 1997 Stock Option Plan might be considered outstanding for purposes of calculating earnings per share and earnings per share on a fully diluted basis.

Shareholder Ratification

     Shareholder ratification of the adoption of the amendment to the 1997 Stock Option Plan is being sought by the Board in order to qualify the 1997 Stock Option Plan for the granting of Incentive Stock Options in accordance with the Code, to enable Optionees to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the Exchange Act, to meet the requirements for the tax-deductibility of certain compensation items under Section 162(m) of the Code, and to meet the requirements for continued listing of the Common Stock under the Nasdaq National Market. An affirmative vote of the holders of a majority of the shares present, in person or by proxy, and entitled to vote at the Meeting is required to constitute shareholder ratification of this Proposal II. Proxies marked "ABSTAIN" for purposes of Proposal II will have the same effect as a vote against the proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE AMENDMENT TO THE 1997 STOCK OPTION PLAN, WHICH IS ATTACHED HERETO AS APPENDIX A. UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY SIGNED PROXIES WILL BE VOTED FOR RATIFICATION OF THE AMENDMENT TO THE 1997 STOCK OPTION PLAN.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy. If the Company did not have notice of a matter by January 21, 1999, it is expected that the persons named in the accompanying proxy will exercise discretionary authority when voting on that matter.

--------------------------------------------------------------------------------
                             INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

         A representative of Deloitte & Touche, LLP, the Company's independent accountants, is expected to be present at the Meeting, will have the opportunity to make a statement at the meeting if he or she desires to do so, and will be available to respond to appropriate questions.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.

--------------------------------------------------------------------------------
        SHAREHOLDER PROPOSALS AND NOMINATIONS FOR THE 1999 ANNUAL MEETING
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's executive offices at 226 Landis Avenue, Vineland, New Jersey 08360, no later than December 20, 1999. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     In the event the Company receives notice of a shareholder proposal to take action at next year's annual meeting of shareholders that is not submitted for inclusion in the Company's proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its shareholders intend to exercise their discretion to vote on the shareholders proposal in accordance with their best judgment if notice of the proposal is not received at the Company's main office by February 19, 2000.

     The Company's Bylaws include provisions setting forth specific conditions under which persons may be nominated as directors of the Company at an annual meeting of shareholders. A copy of such provisions is available upon request to:
Sun Bancorp,  Inc., 226 Landis Avenue,  Vineland,  New Jersey 08360,  Attention:
Corporate Secretary.

--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, WILL BE FURNISHED WITHOUT CHARGE (WITHOUT EXHIBITS) TO SHAREHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, SUN BANCORP, INC., 226 LANDIS AVENUE, VINELAND, NEW JERSEY 08360.

                                 BY ORDER OF THE BOARD OF DIRECTORS



                                 /s/Sidney R. Brown
                                 Sidney R. Brown
                                 Secretary
Vineland, New Jersey
April 19, 1999

                                                                     APPENDIX A

                                SUN BANCORP, INC.
                              AMENDED AND RESTATED
                             1997 STOCK OPTION PLAN
                             ----------------------


1.       Purpose of Plan.
         ----------------

     The purpose of the Sun Bancorp, Inc. 1997 Stock Option Plan (the "Plan") contained herein is to provide additional incentive to employees, officers, directors and advisory directors of Sun Bancorp, Inc. (the "Company") and each present or future subsidiary corporation of the Company, by encouraging them to invest in shares of the Company's common stock ("Common Stock"), and thereby to acquire a proprietary interest in the business of the Company and each present or future subsidiary corporation of the Company and an increased personal interest in their continued success and progress, to the mutual benefit of the shareholders and recipient of stock option awards.

2.       Aggregate Number of Shares.
         ---------------------------

     605,115 shares of Common Stock (par value $1.00 per share) shall be the aggregate number of shares which may be issued under this Plan. Notwithstanding the foregoing, in the event of any change in the outstanding shares of Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion, or other event that the Board of Directors of the Company or the Executive Compensation Committee (the "Committee"), deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be approximately adjusted in a manner determined in the sole discretion of the Committee. Reacquired shares of Common Stock as well as unissued shares may be used for the purpose of this Plan. Shares of Common Stock subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Plan.

3.       Class of Individuals Eligible to Receive Options.
         -------------------------------------------------

     (a) All officers and employees of the Company and of any present and future subsidiary corporation of the Company are eligible to receive an option or options under this Plan. The officers, employees and advisory directors who shall, in fact, receive an option or options shall be selected by the Committee in its sole discretion, except as otherwise specified in Section 4 hereof.

     (b) All directors of the Company and of any present and future subsidiary corporation of the Company are eligible to receive an option or options under this Plan in accordance with Section 16 hereof.

4.       Administration of Plan.
         -----------------------

     (a) This Plan shall be administered by the Board of Directors of the Company or the Committee, which will be appointed by the Board of Directors of the Company. The Committee shall consist of a minimum of two and a maximum of seven members of the Company's Board of Directors. All persons designated as members of the Committee shall meet the requirements of a "Non-Employee Director" within the meaning of Rule 16b-3 (17 CFR ss.240.16b-3) under the Securities Exchange Act of 1934, as amended ("Exchange Act"). The Board of Directors of the Company or the Committee shall, in addition to its other authority and subject to the provisions of this Plan, have authority in its sole discretion to determine who are the officers, employees and advisory directors of the Company and each present and future subsidiary corporation of the Company eligible to receive options under this Plan, which officers, employees and advisory directors shall in fact be granted an option or options, whether the option shall be an incentive stock option or a non-qualified stock option, the time or times at which the options shall be granted, the rate of option exercisability, and, subject to Section 5 hereof, the price at which each of the options is exercisable and the duration of the option.

     (b) The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the exclusive right to construe the Plan and the options issued pursuant to it, correct defects, supply omissions and reconcile inconsistencies to the extent necessary to effectuate the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with this Plan to the Committee or the Board of Directors, or for the acts or omissions of any other members of the Committee or the Board of Directors. Subject to the numerical limitations on Committee membership set forth in
Section 4(a) hereof, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board of Directors if it so desires.

5.       Incentive Stock Options and Nonqualified Stock Options.
         -------------------------------------------------------

     (a) Options issued pursuant to this Plan may be either incentive stock options granted pursuant to Section 5(b) hereof or nonqualified stock options granted pursuant to Section 5(c) hereof, as determined by the Committee. An "incentive stock option" is an option which satisfies all of the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, and a nonqualified stock option is an option which does not satisfy the requirements of Code Section 422. The Committee may grant both an incentive stock option and a nonqualified stock option to the same person, or more than one of each type of option to the same person. The option price for both incentive stock options and nonqualified stock options issued under this Plan shall equal at least the fair market value of the Common Stock as of the date of the grant of the option, such fair market value being determined by the Committee in accordance with its interpretation of the requirements of Section 422 of the Code and the regulations thereunder.

     (b) Incentive stock options shall expire not later than ten years from the date of grant by action of the Committee, unless terminated earlier under the option terms; provided that in the case of an

Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of exercisability of the Incentive Stock Option shall not exceed five (5) years. Notwithstanding other provisions hereof, the aggregate fair market value (determined as of the time an incentive stock option is granted) of the stock for which any employee may be granted incentive stock options in any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future parent or subsidiary of the Company) shall not exceed $100,000. In the case of an Employee who owns Common Stock representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option exercise price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date that the Incentive Stock Option is granted. No Incentive Stock Option may be exercised unless the Optionee shall have been in the employ of the Company at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three (3) months prior to the date of exercise of any such Incentive Stock Option. At the time of granting an incentive stock option hereunder, the Committee shall determine in its discretion, the terms and conditions of such option for any person who receives an option pursuant to the Plan ("Optionee"), provided that the option continues to be an incentive stock option. In the event that any Optionee's employment with the Company shall terminate for any reason, other than disability or death, all of any such Optionee's Incentive Stock Options, and all of any such Optionee's rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or (ii): (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment; or (B) at such later date as is determined by the Committee at the time of the grant of such Option or at the time of termination of employment, if the individual was entitled to exercise any such Incentive Stock Options at the date of such termination of employment, and further that such Option shall thereafter be deemed a Nonqualified Stock Option. In the event that a Subsidiary ceases to be a Subsidiary of the Company, the employment of all of its employees who are not immediately thereafter employees of the Company shall be deemed to terminate upon the date such Subsidiary so ceases to be a Subsidiary of the Company. Each of the options granted pursuant to this Section 5(b) is intended, if possible, to be an "incentive stock option" as that term is defined in Section 422 of the Code and the regulations thereunder. In the event this Plan or any option granted pursuant to this Section 5(b) is any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an incentive stock option, this Plan and such option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

     (c) Nonqualified stock options shall expire ten years and ten days after the date they are granted, unless terminated earlier under the option terms. At the time of granting a nonqualified stock option hereunder, the Committee shall determine in its discretion, the terms and conditions of any such options, provided that the option exercise price is not less than the fair market value of the Common Stock as of the date of such grant.

     (d) Neither the Company nor any present or future affiliated or subsidiary corporation of the Company, nor their officers, directors, shareholders, stock option plan committees, employees or agents shall have any liability to any Optionee in the event an option granted pursuant to Section 5(b) hereof does not qualify as an "incentive stock option" as that term is used in Section 422 of the Code and the regulations thereunder, or in the event any Optionee does not obtain the tax benefits of such an incentive stock option, or in the event any option granted pursuant to Section 5(c) hereof is an "incentive stock option."

6.       Six Month Holding Period.
         -------------------------

     With respect to options awarded to officers and employees who are subject to the reporting requirements under Section 16(a) of the Exchange Act, subject to vesting requirements, if applicable, except in the event of the death or disability of the Optionee or a Change in Control of the Company, a minimum of six months must elapse between the date of the grant of an option and the date of the sale of the Common Stock received through the exercise of such option.

7.       Cashless Exercise.
         ------------------

     Subject to vesting requirements, if applicable, an Optionee who has held an option for at least six months may engage in the "cashless exercise" of the option. Upon a cashless exercise, an Optionee gives the Company written notice of the exercise of the option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Common Stock under option ("Optioned Stock") and to deliver enough of the proceeds to the Company to pay the option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the option and the third party purchaser of the Optioned Stock shall pay the option exercise price plus any applicable withholding taxes to the Company.

8.       Transferability.
         ----------------

     An incentive stock option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution. A nonqualified stock option granted pursuant to the Plan may, with the prior written consent of the Committee, be assignable or transferable during the Optionee's lifetime. In determining whether consent shall be given to an Optionee with regard to the assignment or transfer of a nonqualified stock option, it shall be at the sole discretion of the Committee.

9.       Modification, Amendment, Suspension and Termination.
         ----------------------------------------------------

     Options shall not be granted pursuant to this Plan after the expiration of ten years from and after the date of the adoption of the Plan by the Company's Board of Directors. The Board of Directors reserves the right at any time, and from time to time, to modify or amend this Plan in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not affect options granted under the Plan prior to the actual date on which such action occurred. If a modification or amendment of this Plan is required by the Code or the regulations thereunder to be approved by the shareholders of the Company in order to permit the granting of "incentive stock options" (as that term is defined in Section 422 of the Code and regulations thereunder) pursuant to the modified or amended Plan, such modification or amendment shall also be approved by the shareholders of the Company in such manner as is prescribed by the Code and the regulations thereunder. If the Board of Directors voluntarily submits a proposed modification, amendment, suspension or termination for shareholder approval, such submission shall not require any future modifications, amendments (whether or not relating to the same provision or subject matter), suspensions or terminations to be similarly submitted for shareholder approval.

     Notwithstanding any other provision contained in this Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted option unlawful or subject the Company to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

10.  Recapitalization,  Merger,  Consolidation,  Change  in  Control  and  Other
     ---------------------------------------------------------------------------
     Transactions.
     ------------

     (a) Subject to any required action by the shareholders of the Company, within the sole discretion of the Committee, the aggregate number of shares of Common Stock for which options may be granted hereunder, the number of shares of Common Stock covered by each outstanding option, and the exercise price per share of Common Stock of each option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend or any other increase or decrease in the number of such shares of Common Stock effected without the receipt or payment of consideration by the Company (other than Common Stock held by dissenting shareholders).

     (b) All outstanding options previously granted shall become immediately exercisable in the event of a Change in Control of the Company, as determined by the Committee. "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Company; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; or (iii) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Common Stock, or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, as now in effect or as may hereafter be amended. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding.

     In the event of such a Change in Control, the Committee and the Board of Directors of the Company will take one or more of the following actions to be effective as of the date of such Change in Control:

     (i) provide that such options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for incentive stock options shall meet the requirements of
Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control transaction a cash payment for each option surrendered equal to the difference between (1) the fair market value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered options, and (2) the aggregate exercise price of all such surrendered options, or

     (ii) in the event of a transaction under the terms of which the holders of the Common Stock will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered options in exchange for such surrendered options.

     (c) Notwithstanding any provisions of the Plan to the contrary, subject to any required action by the shareholders of the Company, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

     (i) appropriately adjust the number of shares of Common Stock subject to each option, the option exercise price per share of Common Stock, and the consideration to be given or received by the Company upon the exercise of any outstanding option;

     (ii)  cancel  any  or  all  previously   granted  options,   provided  that
appropriate  consideration  is paid to the  Optionee  in  connection  therewith;
and/or

     (iii) make such other adjustments in connection with the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause incentive stock options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

     Except as expressly provided in Sections 10(a), 10(b) and 10(e) hereof, no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 10.

     (d) The Committee shall at all times have the power to accelerate the exercise date of options previously granted under the Plan.

     (e) Upon the payment of a special or non-recurring cash dividend that has the effect of a return of capital to the shareholders, the option exercise price per share shall be adjusted proportionately.

11.  Conditions Upon Issuance of Common Stock;  Limitations on Option  Exercise;
     ---------------------------------------------------------------------------
     Cancellation of Option Rights.
     ------------------------------

     (a) Common Stock shall not be issued with respect to any option granted under the Plan unless the issuance and delivery of such shares shall comply with all relevant provisions of applicable law, including, without limitation, the 1933 Act, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the Common Stock may then be listed.

     (b) The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any Common Stock issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such shares.

     (c) As a condition to the exercise of an option, the Company may require the Optionee to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     (d) Notwithstanding anything herein to the contrary, upon the termination of employment or service of an Optionee by the Company or its subsidiaries for "cause" (as determined by the Board of Directors in good faith), all options held by such Optionee shall cease to be exercisable as of the date of such termination of employment or service.

     (e) Upon the exercise of an option by an Optionee (or the Optionee's personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the fair market value of the Common Stock on the date of exercise and the exercise price per share of the option. Such cash payment shall be in exchange for the cancellation of such option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee or the Company under Section 16(b) of the Exchange Act, and regulations promulgated thereunder.

12.      Withholding Tax.
         ----------------

     The Company shall have the right to deduct from all amounts paid in cash with respect to the cashless exercise of options under the Plan any taxes required by law to be withheld with respect to such cash payments. Where an Optionee or other person is entitled to receive shares of Common Stock pursuant to the exercise of an option, the Company shall have the right to require the Optionee or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Common Stock, or, in lieu thereof, to retain, or to sell without notice, a number of such shares sufficient to cover the amount required to be withheld.

13.      Effectiveness of Plan; Shareholder Ratification.
         ------------------------------------------------

     This Plan shall become effective on the date of its adoption ("Effective Date") by the Company's Board of Directors subject, however, to ratification by the shareholders of the Company in such manner as is prescribed by the Code and the regulations thereunder. Options may be granted under this Plan prior to obtaining such shareholder ratification, provided such options shall not be exercisable until such shareholder ratification, is obtained.

14.      General Conditions.
         -------------------

     (a) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of the Company or any present or future affiliated and subsidiary corporation of the Company, or interfere in any way with the rights of the Company and any affiliated or subsidiary corporation of the Company to terminate his employment in any way.

     (b) Corporate action constituting an offer of stock for sale to any employee under the terms of the options to be granted hereunder shall be deemed completed as of the date when the Committee authorizes the grant of the option to the employee, regardless of when the option is actually delivered to the employee or acknowledged or agreed to by him.

     (c) The term "subsidiary corporation" as used throughout this Plan, and the options granted pursuant to this Plan, shall (except as otherwise provided in the option form) have the meaning that is ascribed to that term by subsections 424(f) and (g) of the Code, and the Company shall be deemed to be the grantor corporation for purposes of applying such meaning.

     (d) References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any amendments thereto and to any future United States revenue law.

     (e) The use of the masculine pronoun shall include the feminine gender whenever appropriate.

     (f) Notwithstanding anything herein to the contrary, in no event shall shares of Common Stock subject to Options granted to any individual exceed more than 80% of the total number of shares of Common Stock authorized for delivery under the Plan.

15.      Award of Options to Directors.
         ------------------------------

     Nonqualified Stock Options to purchase 15,000 shares of Common Stock will be granted to each Director who is not an employee of the Company or any subsidiary as of the Effective Date, at an exercise price equal to the fair market value of the Common Stock on such date of grant. Such options will be first exercisable as of such date of grant, subject to ratification of the Plan by the shareholders of the Company. Such Options shall continue to be exercisable for a period of ten years and ten days following the date of grant without regard to the continued services of such Director. In the event of the Optionee's death, such Options may be exercised by the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution. Options may be granted to newly appointed or elected non-employee Directors within the sole discretion of the Committee. The exercise price per Share of such Options granted shall be equal to the fair market value of the Common Stock at the time such Options are granted. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to Directors hereunder shall be subject to all other provisions of this Plan.

16.      Reload Options.
         ---------------

     The Committee shall have the authority to specify at the time of Grant of an Option that an Optionee shall be granted the right to a further Option (a "Reload Option") in the event such optionee exercises all or a part of an Option (an "Original Option"), by surrendering already owned shares of Common Stock in full or partial payment of the Option Price under such Original Option. Each such Reload Option shall be granted on the date of exercise of the Original Option, shall cover a number of shares of Common Stock not exceeding the whole number of shares of Common Stock surrendered in payment of the Option Price under such Original Option, and any shares of Common Stock used to satisfy any taxes incident to the exercise of the Original Option, shall have an Option Price equal to the Fair Market Value of the Common Stock on the date of Grant of such Reload Option, shall expire on the stated expiration date of the Original Option and shall be subject to such other terms and conditions as the Committee may determine.

--------------------------------------------------------------------------------
                                SUN BANCORP, INC.
                                226 LANDIS AVENUE
                           VINELAND, NEW JERSEY 08360
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 20, 1999
--------------------------------------------------------------------------------

     The undersigned hereby appoints the Board of Directors of Sun Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting"), to be held at 226 Landis Avenue, Vineland, New Jersey, on May 20, 1999, at 3:30 p.m. and at any and all adjournments thereof, in the following manner:

                                                        FOR            WITHHELD
                                                        ---            --------

1.        The election as directors of the nominees
          listed below (except as marked to the         |_|               |_|
          contrary below):

          Bernard A. Brown
          Ike Brown
          Jeffrey S. Brown
          Sidney R. Brown
          Adolph F. Calovi
          Peter Galetto, Jr.
          Philip W. Koebig, III
          Anne E. Koons

          (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below)

--------------------------------------------------------------------------------

                                               FOR       AGAINST     ABSTAIN
                                               ---       -------     -------

2.        Ratification of the amendment to
          the Sun Bancorp, Inc. 1997 Stock
          Option Plan                          |_|         |_|         |_|



In their discretion, such attorneys and proxies are authorized to vote on any other business that may properly come before the meeting or any adjournments thereof.

Note: Executing this proxy permits such attorneys and proxies to vote, in their discretion, upon such other business as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors recommends a vote "FOR" the above listed proposals.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT
THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated April 19, 1999, and the 1998 Annual Report.



Dated:                              , 1999
       ----------------------------


--------------------------------------        ----------------------------------
PRINT NAME OF SHAREHOLDER                     PRINT NAME OF SHAREHOLDER



--------------------------------------        ----------------------------------
SIGNATURE OF SHAREHOLDER                      SIGNATURE OF SHAREHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
PLEASE COMPLETE, SIGN, DATE, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------